UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

MESA AIR GROUP, INC.

(Exact Name of Registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

410 North 44th Street, Suite 700, Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 685-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 2, 2024, Mesa Air Group, Inc. (the “Company”) was notified by the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Staff granted the Company’s request to transfer the listing of its common stock, no par value per share (the “Common Stock”), from The Nasdaq Global Select Market tier to The Nasdaq Capital Market tier, and that the Staff granted the Company’s request for a second 180-calendar day period, or until October 28, 2024 (the “Second Compliance Period”), to regain compliance with the $1.00 bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2). To regain compliance with such minimum price requirement, the Company must evidence a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. The transfer of the listing of the Company’s shares of Common Stock from The Nasdaq Global Select Market to The Nasdaq Capital Market took effect with the open of business on May 6, 2024. The transfer is not expected to impact trading in the Common Stock, which will continue to trade on Nasdaq under the symbol “MESA.”

As previously announced, on November 3, 2023, the Company received a notice from the Staff that the Company no longer satisfied Nasdaq Listing Rule 5450(a)(1) because the bid price for the Company’s shares of Common Stock had closed below $1.00 per share for 30 consecutive business days. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was afforded an initial 180-calendar day grace period, through May 1, 2024, to regain compliance with the minimum bid price requirement.

Issuers listed on The Nasdaq Global Select Market are not eligible for a second 180-day grace period under the Nasdaq Listing Rules. However, based upon the Company’s compliance with the various criteria required under Nasdaq Listing Rule 5810(c)(3)(A)(ii) to obtain a second 180-day grace period applicable to issuers listed on The Nasdaq Capital Market, the Company applied to transfer the listing of its shares of Common Stock to The Nasdaq Capital Market. As noted above, the Staff approved the Company’s transfer application on May 2, 2024.

The Company intends to closely monitor the closing bid price for its shares of Common Stock and consider all available options to timely remedy the bid price deficiency. If at any time during the Second Compliance Period, the closing bid price of the shares of Common Stock is at least $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance and the matter will be closed, unless the Staff exercises its discretion to extend this ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(F).

The Company can give no assurance that it will regain or demonstrate compliance during the Second Compliance Period. If the Company is not able to demonstrate compliance with the minimum bid price requirement by October 28, 2024, or the Company does not comply with the terms of the extension, the Staff will provide written notification to the Company that the shares of Common Stock will be delisted. At that time, the Company may appeal the Staff’s determination to the Nasdaq Hearings Panel (the “Panel”). The Company’s appeal request would stay any delisting action by the Staff at least pending a hearing before the Panel and the expiration of any extension that may be granted by the Panel to the Company following the hearing.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and other related materials may contain a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the Company’s expectation about any or all of the following: (i) the timing and consequences of the Company’s transfer of the listing of its shares of Common Stock to The Nasdaq Capital Market, (ii) the intent and plan of the Company to regain compliance with the minimum bid price requirement, and (iii) the anticipated actions by the Staff and the Company’s responses and their anticipated outcomes. Forward-looking statements can be identified by terms such as “will,” “intent,” “expect,” “plan,” “potential,” “would” or similar expressions and the negative of those terms. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Although the Company believes that such statements are based on reasonable assumptions, forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not rely on these forward-looking statements as predictions of future events. These risks and uncertainties include, among others: those risk and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on January 26, 2024, as amended by the Amendment No. 1 to Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission on February 27, 2024 and in any other filings made by the Company with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this Current Report on Form 8-K, other than to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Air Group, Inc.

Date: May 6, 2024	By: /s/ Brian S. Gillman
Brian S. Gillman
Executive Vice President and General Counsel